EXHIBIT 99.1

REGISTRATION RIGHTS AGREEMENT

by and among

GENERAL ATLANTIC PARTNERS 80, L.P.,

GENERAL ATLANTIC PARTNERS 82, L.P.,

GAPSTAR, LLC,

GAP COINVESTMENTS III, LLC,

GAP COINVESTMENTS IV, LLC,

GAPCO GMBH & CO. KG

and

NET 1 UEPS TECHNOLOGIES, INC.

Dated as of November 10, 2011

REGISTRATION RIGHTS AGREEMENT

     REGISTRATION RIGHTS AGREEMENT, dated as of November 10, 2011, by and among NET 1 UEPS TECHNOLOGIES, INC., a Florida corporation (the “Company”); General Atlantic Partners 80, L.P., a Delaware limited partnership (“GAP LP”); General Atlantic Partners 82, L.P., a Delaware limited partnership (“GAP 82”); GapStar, LLC, a Delaware limited liability company (“GapStar”); GAP Coinvestments III, LLC, a Delaware limited liability company (“GAP Coinvestments III”); GAP Coinvestments IV, LLC, a Delaware limited liability company (“GAP Coinvestments IV”); and GAPCO GmbH & Co. KG, a German limited partnership (“GAPCO KG”).

     WHEREAS, pursuant to Section 8.5 of that certain Stock Purchase Agreement, dated as of July 18, 2005 (the “General Atlantic Stock Purchase Agreement”), by and among the Company and General Atlantic, the Company agreed to enter into a registration rights agreement with General Atlantic in accordance with the registration rights and conditions generally set forth therein;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

     1.1 Defined Terms. As used in this Agreement, terms defined in the headings and the recitals shall have their respective assigned meanings, and the following capitalized terms shall have the meanings ascribed to them below:

     “Affiliate” shall mean any Person who is an “affiliate” of such Person as defined in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

     “Agreement” means this Registration Rights Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

     “Board” shall mean the Board of Directors of the Company.

     “Business Day” means any day except a Saturday, Sunday or other day on which commercial banks in New York City and/or South Africa are authorized or required by law to be closed.

     “Closing Price” means, with respect to the Registrable Common Stock, as of the date of determination: (a) if the Registrable Common Stock is listed on a national securities exchange, the closing price per share of the Registrable Common Stock on such date published in The Wall Street Journal (National Edition) or, if no such closing price on such date is published in The Wall Street Journal (National Edition), the average of the closing bid and asked prices on such date, as officially reported on the principal national securities exchange on which the Registrable Common Stock is then listed or admitted to trading; (b) if the Registrable Common Stock is not then listed or admitted to trading on any national securities exchange but is designated as a national market system security by FINRA, the last trading price per share of the Registrable Common Stock on such date; (c) if there shall have been no trading on such date or if the Registrable Common Stock is not designated as a national market system security by FINRA, the average of the reported closing bid and asked prices of the Registrable Common Stock on such date as shown by The Nasdaq Global Select Market (or its successor) and reported by any member firm of The New York Stock Exchange, Inc. selected by the Company; or (d) if none of (a), (b) or (c) is applicable, a market price per share determined in good faith by the Board. If trading is conducted on a continuous basis on any exchange, then the closing price shall be determined at 4:00 p.m., New York City time.

     “Commission” means the U.S. Securities and Exchange Commission or any similar agency then having jurisdiction to enforce the Securities Act.

     “Common Stock” means the shares of common stock, $.001 par value per share, of the Company, as adjusted to reflect any merger, consolidation, recapitalization, reclassification, split-up, stock dividend, rights offering or reverse stock split made, declared or effected with respect to the Common Stock.

     “Company” has the meaning set forth in the preamble to this Agreement.

     “Company Indemnitee” has the meaning set forth in Section 2.8(a) hereof.

     “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, or any similar or successor statute.

     “Expenses” means all expenses incurred by the Company incident to the Company’s performance of or compliance with its obligations under this Agreement, including, without limitation, all registration, filing, listing, stock exchange and FINRA fees, all fees and expenses of complying with state securities or blue sky laws (including the reasonable fees, disbursements and other charges of counsel for the underwriters in connection with blue sky filings), all of the Company’s word processing, duplicating and printing expenses, messenger, telephone and delivery expenses, the fees, disbursements and other charges of counsel for the Company and of its independent registered public accounting firm, including the expenses incurred in connection with “cold comfort” letters required by or incident to such performance and compliance, the fees and expenses incurred by the Company in connection with the listing of the securities to be registered on each securities exchange or national market system on which similar securities issued by the Company are then listed, any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, the fees and expenses of any special experts retained by the Company in connection with such registration, and the fees and expenses of other persons retained by the Company, but excluding underwriting discounts and commissions and applicable transfer taxes, if any, and any fees and expenses of counsel for any seller of Registrable Common Stock which discounts, commissions, transfer taxes, fees and expenses shall be borne by the seller or sellers of Registrable Common Stock in all cases.

     “FINRA” means the Financial Industry Regulatory Authority, Inc.

     “GA LLC” means General Atlantic LLC.

     “GAP Coinvestments III” has the meaning set forth in the preamble to this Agreement.

     “GAP Coinvestments IV” has the meaning set forth in the preamble to this Agreement.

     “GAPCO KG” has the meaning set forth in the preamble to this Agreement.

     “GAP LP” has the meaning set forth in the preamble to this Agreement.

     “GapStar” has the meaning set forth in the preamble to this Agreement.

     “General Atlantic” means GAP LP, GAP 82, GapStar, GAP Coinvestment III, GAP Coinvestment IV, GAPCO KG and any Affiliate of GA LLC that acquires Registrable Common Stock and any Person to whom General Atlantic shall have transferred or assigned its registration rights in accordance with this Agreement.

     “General Atlantic Stock Purchase Agreement” has the meaning set forth in the recitals to this Agreement.

     “Governmental Authority” means (a) the government of any nation, state, city, locality or other political subdivision thereof, (b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and (c) any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

     “Loss” and “Losses” have the meanings set forth in Section 2.8(a) hereof.

     “Market Price” means, on any date of determination, the average of the daily Closing Price of the Registrable Common Stock during the immediately preceding thirty (30) days on which the national securities exchanges are open for trading.

     “Offering Documents” has the meaning set forth in Section 2.8(a) hereof.

     “Person” means any individual, corporation, partnership, firm, joint venture, association, joint stock company, trust, unincorporated organization or other entity.

     “Piggyback Requesting Shareholder” has the meaning set forth in Section 2.2 hereof.

     “Public Offering” means a public offering and sale of Common Stock pursuant to an effective registration statement filed under the Securities Act.

     “Registrable Common Stock” means, with respect to any Shareholder, any of the Common Stock owned by such Shareholder as of the date hereof and any shares of Common Stock acquired by such Shareholder or any of its Affiliates after the date hereof if such Shareholder or Affiliate is an Affiliate of the Company on the date of such acquisition; provided, however, that a share of Common Stock will cease to be Registrable Common Stock upon the earliest to occur of the time that (i) such share has been sold under a registration statement effected pursuant hereto or pursuant to Rule 144 promulgated under the Securities Act; (ii) such share, along with all of the other shares held by such Shareholder, may immediately be sold under Rule 144 in a given ninety (90) day period and such Shareholder owns less than 1% of the outstanding Common Stock; (iii) such share is eligible for sale under Rule 144(b)(1) without regard to the volume limitations contained in Rule 144(e); or (iv) such share is proposed to be sold or distributed by a person not entitled to registration rights granted by this Agreement.

     “Securities Act” means the U.S. Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar or successor statute.

     “Selling Shareholders” means the holders of Registrable Common Stock requested to be registered pursuant hereto.

     “Shareholder Information” has the meaning set forth in Section 2.4 hereof.

     “Shareholders” means General Atlantic and any Person to whom General Atlantic shall have transferred or assigned its registration rights in accordance with this Agreement.

     “Shareholder Indemnitee” has the meaning set forth in Section 2.8(b) hereof.

     “Subsidiary” shall mean with respect to any Person, any corporation, partnership, association or other business entity of which fifty percent (50%) or more of the total voting power of shares of capital stock entitled (without regard to the occurrence of any contingency) to vote generally in the election of directors, managers or trustees thereof, or fifty percent (50%) or more of the equity interest therein, is at the time owned or controlled, directly or indirectly, by any Person or one or more of the other Subsidiaries of such Person or a combination thereof.

     1.2 Other Definitional Provisions; Interpretation. The words “hereof”, “herein”, and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, Subsection and Schedule references are to this Agreement unless otherwise specified.

     (b) The headings in this Agreement are included for convenience of reference only and shall not limit or otherwise affect the meaning or interpretation of this Agreement.

     (c) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

ARTICLE II

REGISTRATION RIGHTS

     2.1 Securities Act Registration on Request.

     (a) Request. At any time and from time to time after the date hereof, General Atlantic may make a written request to the Company for the registration with the Commission under the Securities Act of all or part of such Shareholder’s Registrable Common Stock which request shall specify the number of shares of Registrable Common Stock to be disposed of by each such Shareholder and the proposed plan of distribution therefor. Upon the receipt of any request for registration made in accordance with the terms of this paragraph, the Company will use its reasonable best efforts to effect, at the earliest practicable date, such registration under the Securities Act of:

     (i) the Registrable Common Stock which the Company has been so requested to register by General Atlantic; provided that,

     (A) the Company shall not be required to effect more than a total of two demand registrations for underwritten Public Offerings pursuant to this Section 2.1(a) for General Atlantic;

     (B) if the Company has previously effected a registration for a underwritten Public Offering pursuant to this Section 2.1(a) or Section 2.1(g) hereof or has previously effected a registration for an underwritten public Offering of which notice has been given to the Shareholders pursuant to Section 2 hereof, the Company shall not be required to effect any registration for an underwritten Public Offering pursuant to this Section 2.1(a) until a period of 180 days shall have elapsed from the date on which such previous registration ceased to be effective;

     (C) any Shareholder whose Registrable Common Stock was to be included in any such registration pursuant to this Section 2.1(a), by written notice to the Company, may withdraw such request and, on receipt of such notice of the withdrawal of such request from Shareholders holding a percentage of Registrable Common Stock, such that the Shareholders that have not elected to withdraw do not hold, in the aggregate, the requisite percentage or amount of the Registrable Common Stock to require or initiate a request for a registration under clause (D) of this Section 2.1(a), the Company shall not be required to effect such registration; provided that, if the Shareholder or Shareholders that have elected to withdraw such registration agree to pay the Expenses related to such registration, then the request for registration shall not be counted for purposes of determining the number of registrations to which such Shareholders are entitled pursuant to this Section 2.1;

     (D) the Company shall not be required to effect any registration for an underwritten Public Offering to be effected pursuant to this Section 2.1(a) unless the shares of Registrable Common Stock proposed to be sold in such registration have an aggregate price (calculated based upon the Market Price of such Registrable Common Stock as of the date of such request) of at least $10,000,000; and

     (E) if at the time a demand for registration is made under this Section 2.1(a), the Company is a “well-known seasoned issuer” (as defined in Rule 405 of the Securities Act) then the Company’s obligation to file a registration statement under this Section 2.1(a) shall be deemed satisfied if there is a Form S-3 on file pursuant to which General Atlantic shall be entitled to dispose of all its Registrable Common Stock that it has requested to register.

     (b) Registration of Other Securities. Whenever the Company shall effect a registration pursuant to Section 2.1(a) hereof, no securities other than (i) Registrable Common Stock and (ii) subject to Section 2.1(f), Common Stock to be sold by the Company for its own account shall be included among the securities covered by such registration unless the Selling Shareholders holding not less than a majority of the shares of Registrable Common Stock to be covered by such registration shall have consented in writing to the inclusion of such other securities.

     (c) Registration Statement Form. Registrations under Section 2.1(a) hereof shall be on Form S-1 or, if permitted by law, Form S-3 (or, in either case, any successor forms thereto) and shall permit the disposition of the Registrable Common Stock pursuant to an underwritten Public Offering unless General Atlantic determines otherwise, in which case pursuant to the method of disposition determined by General Atlantic. The Company agrees to include in any such registration statement filed pursuant to Section 2.1(a) hereof all information which General Atlantic shall reasonably request.

     (d) Effective Registration Statement. A registration requested pursuant to Section 2.1(a) or Section 2.1(g) hereof shall not be deemed to have been effected

     (i) unless a registration statement with respect thereto has become effective by the Commission and remains effective in compliance with the provisions of the Securities Act and the laws of any state or other jurisdiction applicable to the disposition of Registrable Common Stock covered by such registration statement until such time as all of such Registrable Common Stock have been disposed of in accordance with such registration statement or there shall cease to be any Registrable Common Stock;

     (ii) if, after it has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other Governmental Authority or court for any reason other than a violation of applicable law solely by any Selling Shareholder and has not thereafter become effective; or

     (iii) if, in the case of an underwritten Public Offering, the conditions to closing specified in an underwriting agreement to which the Company is a party are not satisfied or waived other than by reason of any breach or failure by any Selling Shareholder or are not otherwise waived.

     The holders of Registrable Common Stock to be included in a registration statement may at any time terminate a request for registration made pursuant to Section 2.1(a) in accordance with Section 2.1(a)(i)(C) .

     (e) Selection of Underwriters. The underwriter or underwriters of each underwritten Public Offering, if any, of the Registrable Common Stock to be registered pursuant to Section 2.1(a) or Section 2.2 hereof shall be an internationally recognized investment bank mutually selected by General Atlantic and the Company.

     (f) Priority in Requested Registration. If a registration under this Section 2 involves an underwritten Public Offering, and the managing underwriter of such underwritten Public Offering shall advise the Company in writing (with a copy to each Selling Shareholder requesting that Registrable Common Stock be included in such registration statement) that, in its opinion, the number of shares of Registrable Common Stock requested to be included in such registration exceeds the number of such securities that can be sold in such offering within a price range stated to such managing underwriter by General Atlantic to be acceptable to it, the Company shall include in such registration, to the extent of the number and type of securities which the Company is advised can be sold in such offering, all Registrable Common Stock requested to be registered pursuant to Section 2.1(a) hereof, (i) first, all of the shares of Registrable Common Stock being sold for the account of General Atlantic, pro rata (if necessary) among General Atlantic and any of its transferees or assignees of registration rights hereunder (if any) based on the number of shares of Registrable Common Stock requested to be included in such registration by such Shareholders, and (ii) second, to the Company.

     (g) Shelf Registration. General Atlantic may make a written request that the Company file a shelf registration statement (a “Shelf Registration Statement”) pursuant to Rule 415 promulgated under the Securities Act (a “Shelf Registration”) and any related qualification or compliance with respect to all or part of the Registrable Common Stock owned by General Atlantic provided that General Atlantic propose to sell shares of its Registrable Common Stock having an aggregate price (calculated based upon the Market Price of such Registrable Common Stock as of the date of such request) of at least $10,000,000. The Company shall as soon as practicable, use its reasonable best efforts to file such Shelf Registration Statement under the Securities Act at the earliest practicable date, but in any event not later than 30 days after the Shelf Registration is requested, and use its reasonable best efforts to have such Shelf Registration Statement thereafter become effective with the Commission at the earliest practicable date. The Company agrees to use its reasonable best efforts to keep the Shelf Registration Statement continuously effective for the period beginning on the date on which the Shelf Registration Statement becomes effective under the Securities Act until the earlier to occur of (i) eighteen (18) months thereafter (plus a number of Business Days equal to the number of Business Days, if any, that the Shelf Registration Statement is not kept effective after the initial date of its effectiveness and prior to eighteen (18) months thereafter pursuant to Section 2.7(b) or otherwise), (ii) the day after the date on which all of the Registrable Common Stock covered by the Shelf Registration Statement has been sold pursuant to the Shelf Registration Statement or another registration statement and (iii) the first date on which there shall cease to be any Registrable Common Stock covered by such Shelf Registration Statement. The Company further agrees, if necessary, to supplement or amend the Shelf Registration Statement, if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration or by the Securities Act or by any other rules and regulations thereunder for Shelf Registration, and the Company agrees to furnish to General Atlantic copies of any such supplement or amendment promptly after its being issued or filed with the Commission. No registration requested by General Atlantic pursuant to this Section 2.1(g) shall be deemed a registration pursuant to Section 2.1(a); provided that if any offering by General Atlantic made pursuant to the Shelf Registration Statement is an underwritten Public Offering or otherwise includes the participation by an underwriter which requires legal opinions, comfort letters, due diligence or other actions or efforts customarily associated with an underwritten Public Offering including but not limited to a roadshow in which the Company’s management is requested to participate then such offering shall constitute a demand registration pursuant to Section 2.1(a) . Not more than one registration pursuant to this Section 2.1(g) shall be required in a given twelve month period. If at the time a request for a shelf registration is made under this Section 2.1(g), the Company is a “well-known seasoned issuer” (as defined in Rule 405 of the Securities Act) then the Company’s obligation to file a registration statement under this Section 2.1(g) shall be deemed satisfied if there is a Form S-3 on file pursuant to which the requesting Shareholder shall be entitled to dispose of all its Registrable Common Stock that it has requested to register. Notwithstanding anything to the contrary herein, at any time that a Shelf Registration Statement registering the shares of Registrable Common Stock of General Atlantic shall be effective, General Atlantic shall be permitted to effect an unlimited number of non-underwritten offerings or shelf-take-downs off the Shelf Registration Statement.

     2.2 Piggyback Registration.

     If the Company proposes to register any of its securities under the Securities Act by registration on any forms other than Form S-4 or S-8 (or any successor or similar form(s)), whether or not pursuant to registration rights granted to other holders of its securities and whether or not for sale for its own account, it shall give prompt written notice to all of the Shareholders of its intention to do so and of such Shareholders’ rights (if any) under this Section 2.2, which notice, in any event, shall be given at least 30 days prior to such proposed registration. Upon the written request of any Shareholder receiving notice of such proposed registration that is a holder of Registrable Common Stock (a “Piggyback Requesting Shareholder”) made within 20 days after the receipt of any such notice (10 days if the Company states in such written notice or gives telephonic notice to the relevant securityholders, with written confirmation to follow promptly thereafter, stating that (i) such registration will be on Form S-3 and (ii) such shorter period of time is required because of a planned filing date), which request shall specify the Registrable Common Stock intended to be disposed of by such Piggyback Requesting Shareholder, the Company shall, subject to Section 2.5(b) hereof, effect the registration under the Securities Act of all Registrable Common Stock which the Company has been so requested to register by the Piggyback Requesting Shareholders thereof; provided that,

     (a) prior to the effective date of the registration statement filed in connection with such registration, promptly following receipt of notification by the Company from the managing underwriter (if an underwritten Public Offering) of the price at which such securities are to be sold, the Company shall so advise each Piggyback Requesting Shareholder of such price, and such Piggyback Requesting Shareholder shall then have the right, exercisable in its sole discretion, irrevocably to withdraw its request to have its Registrable Common Stock included in such registration statement, by delivery of written notice of such withdrawal to the Company within five Business Days of its being advised of such price, without prejudice to the rights of any holder or holders of Registrable Common Stock to include Registrable Common Stock in any future registration (or registrations) pursuant to this Section 2.2 or to cause such registration to be effected as a registration under Section 2.1(a) or Section 2.1(g) hereof, as the case may be;

     (b) if at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each Piggyback Requesting Shareholder and (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Common Stock in connection with such registration (but not from any obligation of the Company to pay the Expenses in connection therewith), without prejudice, however, to the rights of any Shareholder to include Registrable Common Stock in any future registration (or registrations) pursuant to this Section 2.2 or to cause such registration to be effected as a registration under Section 2.1(a) or Section 2.1(g) hereof, as the case may be, and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Common Stock, for the same period as the delay in registering such other securities; and

     (c) if such registration was initiated by the Company for its own account and involves an underwritten Public Offering, each Piggyback Requesting Shareholder shall sell its Registrable Common Stock on the same terms and conditions as those that apply to the Company, and the underwriters of each such underwritten Public Offering shall be a nationally recognized underwriter (or underwriters) selected by the Company.

No registration effected under this Section 2.2 shall relieve the Company of its obligation to effect any registration upon request under Section 2.1(a) or Section 2.1(g) hereof and no registration effected pursuant to this Section 2.2 shall be deemed to have been effected pursuant to Section 2.1(a) or Section 2.1(g) hereof.

     2.3 Expenses.

     The Company shall pay all Expenses in connection with any registration initiated pursuant to Sections 2.1(a), 2.1(g) or 2.2 hereof, whether or not such registration shall become effective and whether or not all or any portion of the Registrable Common Stock originally requested to be included in such registration are ultimately included in such registration.

     2.4 Registration Procedures.

     If and whenever the Company is required to effect any registration under the Securities Act as provided in Sections 2.1(a), 2.1(g) and 2.2 hereof, the Company shall, as expeditiously as possible:

     (a) prepare and file with the Commission (promptly and, in any event on or before the date that is (i) 90 days, in the case of any registration pursuant to Section 2.1(a), after the receipt by the Company of the written request from General Atlantic or (ii) 30 days, in the case of any registration pursuant to Section 2.1(g), after the receipt by the Company of the written request from General Atlantic) the requisite registration statement to effect such registration and thereafter use its reasonable best efforts to cause such registration statement to become and remain effective; provided, however, that the Company may discontinue any registration of its securities that are not shares of Registrable Common Stock (and, under the circumstances specified in Sections 2.2 and 2.7(b) hereof, its securities that are shares of Registrable Common Stock) at any time prior to the effective date of the registration statement relating thereto;

     (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus, including any free writing prospectus as defined in Rule 405 under the Securities Act, used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Common Stock covered by such registration statement until such time as all of such Registrable Common Stock has been disposed of in accordance with the method of disposition set forth in such registration statement; provided, however, that with respect to each free writing prospectus or other materials to be delivered to purchasers at the time of sale of the Registrable Common Stock, the Company shall (i) ensure that no Registrable Common Stock be sold “by means of” (as defined in Rule 159A(b) under the Securities Act) such free writing prospectus or other materials without the prior written consent of the Selling Shareholders covered by such registration statement, which free writing prospectus or other materials shall be subject to the review of counsel to such Selling Shareholders and (ii) make all required filings of all free writing prospectuses or other materials with the SEC as are required.

     (c) furnish to each seller of Registrable Common Stock covered by such registration statement and each underwriter, if any, such number of copies of such drafts and final conformed versions of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits and any documents incorporated by reference), such number of copies of such drafts and final versions of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as any Selling Shareholder or any underwriter may reasonably request in writing;

     (d) use its reasonable best efforts (i) to register or qualify all Registrable Common Stock and other securities, if any, covered by such registration statement under such other securities or blue sky laws of such states or other jurisdictions of the United States of America as the sellers of Registrable Common Stock covered by such registration statement shall reasonably request in writing, (ii) to keep such registration or qualification in effect for so long as such registration statement remains in effect and (iii) to take any other action that may be necessary or reasonably advisable to enable such sellers to consummate the disposition in such jurisdictions of the securities to be sold by such sellers, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subsection (d) be obligated to be so qualified, to subject itself to taxation in such jurisdiction or to consent to general service of process in any such jurisdiction;

     (e) use its reasonable best efforts to cause all Registrable Common Stock and other securities, if any, covered by such registration statement to be registered with or approved by such other Governmental Authority as may be necessary in the opinion of counsel to the Company and counsel to the seller or sellers of Registrable Common Stock to enable the seller or sellers thereof to consummate the disposition of such Registrable Common Stock;

     (f) use its reasonable best efforts to obtain and, if obtained, furnish to each Selling Shareholder, and each such Selling Shareholder’s underwriters, if any, a signed

     (i) opinion of counsel for the Company, dated the effective date of such registration statement (and, if such registration involves an underwritten Public Offering, dated the date of the closing under the underwriting agreement and addressed to the underwriters), reasonably satisfactory (based on the customary form and substance of opinions of issuers’ counsel customarily given in such an offering) in form and substance to such seller, and

     (ii) “cold comfort” letter, dated the effective date of such registration statement (and, if such registration involves an underwritten Public Offering, dated the date of the closing under the underwriting agreement and addressed to the underwriters) and signed by the independent registered public accounting firm who have certified the Company’s financial statements included or incorporated by reference in such registration statement, reasonably satisfactory (based on the customary form and substance of “cold comfort” letters of issuers’ independent registered public accounting firm customarily given in such an offering) in form and substance to such seller, in each case of clauses (i) and (ii) above, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the independent registered public accounting firm’s comfort letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer’s counsel and in the independent registered public accounting firm’s comfort letters delivered to underwriters in underwritten Public Offerings of securities;

     (g) notify each Selling Shareholder and other securities covered by such registration statement, if any, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and, at the written request of any such seller of Registrable Common Stock, promptly prepare and furnish to it a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus, as supplemented or amended, shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

     (h) use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of a registration statement relating to the Registrable Common Stock at the earliest possible moment;

     (i) otherwise comply with all applicable rules and regulations of the Commission and any other Governmental Authority having jurisdiction over the offering, and make available to its security holders, as soon as reasonably practicable, an earning statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first full calendar month after the effective date of such registration statement, which earning statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder, and furnish to each seller of Registrable Common Stock and to the managing underwriter, if any, at least ten days prior to the filing thereof a copy of any amendment or supplement to such registration statement or prospectus;

     (j) use its reasonable best efforts to cause all Registrable Common Stock covered by a registration statement (i) to be listed on a national securities exchange on which similar securities issued by the Company are then listed, if the listing of such Registrable Common Stock is then permitted under the rules of such exchange, or (ii) if the Company is not permitted pursuant to clause (i) above to list Registrable Common Stock on a national securities exchange, use its reasonable best efforts to secure designation of all Registrable Common Stock as a “national market system security” within the meaning of Rule 600(b)(46) of Regulation NMS or, failing that, to secure Nasdaq Global Select Market authorization for the Registrable Common Stock and, without limiting the generality of the foregoing, to arrange for at least three (3) market makers to register with FINRA as such with respect to such Registrable Common Stock;

     (k) provide a transfer agent and registrar for the Registrable Common Stock covered by a registration statement no later than the effective date thereof;

     (l) enter into such agreements (including an underwriting agreement in customary form) and, subject to Section 2.7(c), take such other actions as the Shareholders holding a majority of the shares of Registrable Common Stock covered by such registration statement shall reasonably request in order to expedite or facilitate the disposition of such Registrable Common Stock, including customary indemnification and contribution to the effect and to the extent provided in Section 2.8 hereof;

     (m) if requested by the managing underwriter(s) or the Shareholders holding a majority of the shares of Registrable Common Stock being sold in connection with an underwritten Public Offering, promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter(s) and the Shareholders of a majority of the Registrable Common Stock being sold agree should be included therein relating to the plan of distribution with respect to such Registrable Common Stock, including without limitation, information with respect to the number of shares of Registrable Common Stock being sold to such underwriters, the purchase price being paid therefore by such underwriters and with respect to any other terms of the underwritten Public Offering of the Registrable Common Stock to be sold in such offering; and make all required filings of such prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such prospectus supplement or post-effective amendment;

     (n) if requested by the Selling Shareholders holding a majority of the shares of Registrable Common Stock being sold, cooperate with the Selling Shareholders of Registrable Common Stock and the managing underwriter(s), if any, to facilitate the timely preparation and delivery of certificates representing Registrable Common Stock to be sold and not bearing any restrictive legends; and enable such Registrable Common Stock to be in such share amounts and registered in such names as the managing underwriter(s) or, if none, the Selling Shareholders holding a majority of the shares of Registrable Common Stock being sold, may request at least three Business Days prior to any sale of Registrable Common Stock to the underwriters; and

     (o) if the registration shall be for an underwritten Public Offering, cause management of the Company to participate in reasonable and customary roadshows necessary to effect the disposition of the Registrable Common Stock as provided by the managing underwriters of such underwritten Public Offering or as otherwise requested the Selling Shareholders selling in such underwritten Public Offering.

     As a condition to the obligations of the Company to complete any registration pursuant to this Agreement with respect to the Registrable Common Stock of a Shareholder, such Shareholder must furnish to the Company in writing such information (the “Shareholder Information”) regarding itself, the Registrable Common Stock held by it and the intended methods of disposition of the Registrable Common Stock held by it as is necessary to effect the registration of such Shareholder’s Registrable Common Stock and is requested in writing by the Company. At least 30 days prior to the first anticipated filing date of a registration statement for any registration under this Agreement, the Company will notify in writing each Shareholder of the Shareholder Information which the Company is requesting from that Shareholder whether or not such Shareholder has elected to have any of its Registrable Common Stock included in the registration statement. If, within ten days prior to the anticipated filing date, the Company has not received the requested Shareholder Information from a Shareholder, then the Company may file the registration statement without including Registrable Common Stock of that Shareholder.

     Each Shareholder agrees that as of the date that a final prospectus is made available to it for distribution to prospective purchasers of Registrable Common Stock it shall cease to distribute copies of any preliminary prospectus prepared in connection with the offer and sale of such Registrable Common Stock. Each Shareholder further agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in subsection (g) of this Section 2.4, such Shareholder shall forthwith discontinue such Shareholder’s disposition of Registrable Common Stock pursuant to the registration statement relating to such Registrable Common Stock until such Shareholder’s receipt of the copies of the supplemented or amended prospectus contemplated by subsection (g) of this Section 2.4 and, if so directed by the Company, shall deliver to the Company (at the Company’s expense) all copies, other than permanent file copies, then in such Shareholder’s possession of the prospectus relating to such Registrable Common Stock current at the time of receipt of such notice. If any event of the kind described in subsection (g) of this Section 2.4 occurs and such event is the fault solely of a Shareholder or Shareholders due to the inaccuracy of the Shareholder Information provided by such Shareholder(s) for inclusion in the registration statement, such Shareholder (or Shareholders) shall pay all Expenses attributable to the preparation, filing and delivery of any supplemented or amended prospectus contemplated by subsection (g) of this Section 2.4.

     2.5 Underwritten Offerings.

     (a) Requested Underwritten Offerings. If requested by the underwriters in connection with a request for a registration under Section 2.1 hereof that is a firm commitment underwritten Public Offering, the Company and General Atlantic shall enter into a firm commitment underwriting agreement with such underwriters for such offering, such agreement to be reasonably satisfactory in substance and form to the Company and General Atlantic and to contain such representations and warranties by the Company and the Selling Shareholders and such other terms as are customary in agreements of that type, including, without limitation, customary indemnification and contribution to the effect and to the extent provided in Section 2.8 hereof.

     (b) Piggyback Underwritten Offerings; Priority.

     (i) If the Company proposes to register any of its securities under the Securities Act for its own account as contemplated by Section 2.2 hereof and such securities are to be distributed by or through one or more underwriters, and if the managing underwriter of such underwritten Public Offering shall advise the Company in writing (with a copy to the Piggyback Requesting Shareholders) that if all the Registrable Common Stock requested to be included in such registration were so included, in its opinion, the number and type of securities proposed to be included in such registration would exceed the number and type of securities which could be sold in such offering within a price range acceptable to the Company (such writing to state the basis of such opinion and the approximate number and type of securities which may be included in such offering without such effect), then the Company shall include in such registration pursuant to Section 2.2, to the extent of the number and type of securities which the Company is so advised can be sold in such offering, (i) first, securities that the Company proposes to issue and sell for its own account, (ii) second, Registrable Common Stock requested to be registered by Piggyback Requesting Shareholders pursuant to Section 2.2 hereof, pro rata among the Piggyback Requesting Shareholders on the basis of the number of shares of Registrable Common Stock requested to be registered by all such Piggyback Requesting Shareholders and (iii) third, other securities, if any.

     (ii) In the case of any other registration contemplated by Section 2.2 involving an underwritten Public Offering, if the managing underwriter of such underwritten Public Offering shall advise the Company in writing (with a copy to the Piggyback Requesting Shareholders) that if all Registrable Common Stock requested to be included in such registration were so included, in its opinion, the number and type of securities proposed to be included in such registration would exceed the number and type of securities which would be sold in such offering within a price range stated to such managing underwriter by Selling Shareholders owning at least a majority of the shares of Registrable Common Stock requested to be included in such registration to be acceptable to such Selling Shareholders (such writing to state the basis of such opinion and the approximate number and type of securities which may be included in such offering without such effect), then the Company shall include in such registration pursuant to Section 2.2, to the extent of the number and type of securities which the Company is so advised can be sold in such offering, (i) first, Registrable Common Stock requested to be registered by Piggyback Requesting Shareholders pursuant to Section 2.2 hereof, pro rata among the Piggyback Requesting Shareholders on the basis of the number of shares of Registrable Common Stock requested to be registered by all such Piggyback Requesting Shareholders, (ii) second, securities that the Company proposed to issue and sell for its own account and (iii) third, other securities.

Any Shareholder may withdraw its request to have all or any portion of its Registrable Common Stock included in any such offering by notice to the Company within 10 days after receipt of a copy of a notice from the managing underwriter pursuant to this Section.

     (c) Shareholders to be Parties to Underwriting Agreement. The holders of Registrable Common Stock to be distributed by underwriters in an underwritten Public Offering contemplated by subsections (a) or (b) of this Section shall be parties to the underwriting agreement between the Company and such underwriters and any such Shareholder, at its option, may reasonably require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such Shareholders and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such Shareholders. No such Shareholder shall be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Shareholder, such Shareholder’s Registrable Common Stock and such Shareholder’s intended method of distribution.

     (d) Holdback Agreements. Each Shareholder agrees, unless otherwise agreed to by the managing underwriter for any underwritten Public Offering pursuant to this Agreement, not to effect any sale or distribution of any equity securities of the Company or securities convertible into or exchangeable or exercisable for equity securities of the Company, including any sale under Rule 144 under the Securities Act, during the 10 days prior to the date on which an underwritten registration of Registrable Common Stock pursuant to Section 2.1 or 2.2 hereof has become effective and until 90 days after the effective date of such underwritten registration, except as part of such underwritten registration or to the extent that such Shareholder is prohibited by applicable law from agreeing to withhold securities from sale or is acting in its capacity as a fiduciary or an investment adviser. Without limiting the scope of the term “fiduciary,” a holder shall be deemed to be acting as a fiduciary or an investment adviser if its actions or the securities proposed to be sold are subject to the Employee Retirement Income Security Act of 1974, as amended, the Investment Company Act of 1940, as amended, or the Investment Advisers Act of 1940, as amended, or if such securities are held in a separate account under applicable insurance law or regulation.

     The Company agrees (i) not to effect any Public Offering or distribution of any equity securities of the Company, or securities convertible into or exchangeable or exercisable for equity securities of the Company, during the 10 days prior to the date on which any underwritten registration pursuant to Section 2.1 or 2.2 hereof (other than Section 2.1(g)) has become effective and until 90 days after the effective date of such underwritten registration, except as part of such underwritten registration, and (ii) to cause each holder of any equity securities, or securities convertible into or exchangeable or exercisable for equity securities, in each case, acquired from the Company at any time on or after the date of this Agreement (other than in a Public Offering), to agree not to effect any Public Offering or distribution of such securities, during such period.

     2.6 Preparation: Reasonable Investigation.Registration Statements.

     (a) Registration Statements. In connection with the preparation and filing of each registration statement under the Securities Act pursuant to this Agreement, the Company shall (i) give representatives (designated to the Company in writing) of each Selling Shareholder, the underwriters, if any, and one firm of counsel, one firm of accountants and one firm of other agents retained on behalf of all underwriters and one firm of counsel, one firm of accountants and one firm of other agents retained on behalf of the Selling Shareholders (as a group), the reasonable opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, (ii) upon reasonable advance notice to the Company, give each of them such reasonable access to all financial and other records, corporate documents and properties of the Company and its subsidiaries, as shall be necessary, in the reasonable opinion of such Shareholders’ and such underwriters’ counsel, to conduct a reasonable due diligence investigation for purposes of the Securities Act, and (iii) upon reasonable advance notice to the Company, provide such reasonable opportunities to discuss the business of the Company with its officers, directors, employees and the independent public accounting firm who have certified its financial statements as shall be necessary, in the reasonable opinion of such Shareholders’ and such underwriters’ counsel, to conduct a reasonable due diligence investigation for purposes of the Securities Act.

     (b) Confidentiality. Each Shareholder shall maintain the confidentiality of any confidential information received from or otherwise made available by the Company to such Shareholder. Information that (i) is or becomes available to a Shareholder from a public source other than as a result of a disclosure by such Shareholder or any of its Affiliates, (ii) is disclosed to a Shareholder by a third-party source who the Shareholder reasonably believes is not bound by an obligation of confidentiality to the Company, (iii) is or becomes required to be disclosed by a Shareholder by law, including by court order, or (iv) is independently developed by a Shareholder, shall not be deemed to be confidential information for purposes of this Agreement. The Shareholder shall not grant access, and the Company shall not be required to grant access, to information under this Section 2.6 to any Person who will not agree to maintain the confidentiality (to the same extent a Shareholder is required to maintain confidentiality) of any confidential information received from or otherwise made available to it by the Company or the Shareholder under this Agreement.

     2.7 Postponements.

     (a) If the Company shall fail to file any registration statement to be filed pursuant to a request for registration under Section 2.1(a) hereof, General Atlantic requesting such registration shall have the right to withdraw the request for registration. Any such withdrawal shall be made by giving written notice to the Company within 20 days after, in the case of a request pursuant to Section 2.1(a) hereof, the date on which a registration statement would otherwise have been required to have been filed with the Commission under clause (i) of Section 2.4(a) hereof (i.e., 20 days after the date that is 90 days after the receipt by the Company of the written request from General Atlantic). In the event of such withdrawal, the request for registration shall not be counted for purposes of determining the number of registrations to which Shareholders are entitled pursuant to Section 2.1 hereof. The Company shall pay all Expenses incurred in connection with a request for registration withdrawn pursuant to this paragraph.

     (b) The Company shall not be obligated to file any registration statement, or file any amendment or supplement to any registration statement, and may suspend any Selling Shareholder’s rights to make sales pursuant to any effective registration statement, at any time (but not to exceed one time in any twelve-month period) when the Company, in the good faith judgment of the Board, reasonably believes that the filing thereof at the time requested, or the offering of securities pursuant thereto, would adversely affect a pending or proposed Public Offering of the Company’s securities, a material financing, or a material acquisition, merger, recapitalization, consolidation, reorganization or similar transaction, or negotiations, discussions or pending proposals with respect thereto. The filing of a registration statement, or any amendment or supplement thereto, by the Company cannot be deferred, and the Selling Shareholders’ rights to make sales pursuant to an effective registration statement cannot be suspended, pursuant to the provisions of the preceding sentence for more than ten days after the abandonment or consummation of any of the foregoing proposals or transactions or for more than 120 days after the date of the Board’s determination referenced in the preceding sentence. If the Company suspends the Selling Shareholders’ rights to make sales pursuant hereto, the applicable registration period shall be extended by the number of days of such suspension.

     (c) If a Shelf Registration Statement has been filed, becomes effective and remains effective under Section 2.1(g), then the Company shall be entitled to postpone any demand registration pursuant to Section 2.1(a) or underwritten Public Offering requested by the Shareholders for a period not exceeding 90 days from the date of such request if, in the reasonable opinion of the Company’s management acting in good faith, the filing of the registration statement or underwritten Public Offering and all obligations arising out of such actions are not in the best interests of the Company at that time; provided, however, if a Selling Shareholder disagrees with such determination, it shall notify the Company in writing of such disagreement and the Chairman of the Audit Committee shall make the determination, which shall be final and binding upon the parties. It being understood that the Company shall only be entitled to such postponement under this Section 2.7(c) once every 180 days.

     2.8 Indemnification by the Company.

     (a) In connection with any registration statement filed by the Company pursuant to Section 2.1 or 2.2 hereof, to the fullest extent permitted by law the Company shall, and hereby agrees to, indemnify and hold harmless, each Shareholder and seller of any Registrable Common Stock and its Affiliates covered by such registration statement and each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls (within the meaning of the Exchange Act) such Shareholder or seller or any such underwriter, and their respective shareholders, members, directors, officers, employees, partners, agents and Affiliates (each, a “Company Indemnitee” for purposes of this Section 2.8(a)), against any losses, claims, damages, liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof and whether or not such indemnified party is a party thereto), joint or several, and expenses, including, without limitation, the reasonable fees, disbursements and other charges of legal counsel and reasonable costs of investigation, to which such Company Indemnitee may become subject under the Securities Act or otherwise (collectively, a “Loss” or “Losses”), insofar as such Losses arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered or otherwise offered or sold under the Securities Act or otherwise, any preliminary prospectus, final prospectus or summary prospectus related thereto, or any amendment or supplement thereto, and free writing prospectus or other offering materials (collectively, “Offering Documents”), or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances in which they were made not misleading, or any violation by the Company of any federal or state law, rule or regulation applicable to the Company and relating to action required of or inaction by the Company in connection with any such registration; provided that, the Company shall not be liable in any such case to the extent that any such Loss arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Offering Documents in reliance upon and in conformity with information furnished to the Company in a writing duly executed by such Company Indemnitee specifically stating that it is expressly for use therein; and provided, further, that the Company shall not be liable to any Person who participates as an underwriter in the offering or sale of Registrable Common Stock or any other person, if any, who controls (within the meaning of the Exchange Act) such underwriter, in any such case to the extent that any such Loss arises out of such Person’s failure to send or give a copy of the final prospectus (including any documents incorporated by reference therein), as the same may be then supplemented or amended, to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Common Stock to such Person if such statement or omission was corrected in such final prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Company Indemnitee and shall survive the transfer of such securities by such Company Indemnitee.

     (b) Indemnification by the Offerors and Sellers. In connection with any registration statement filed by the Company pursuant to Section 2.1 or 2.2 hereof in which a Shareholder has registered for sale Registrable Common Stock, each such Shareholder or seller of Registrable Common Stock shall, and hereby agrees to, indemnify and hold harmless to the fullest extent permitted by law the Company and each of its directors, officers, employees, agents, partners, shareholders, Affiliates and each other Person, if any, who controls (within the meaning of the Exchange Act) the Company and each other seller and such seller’s employees, directors, officers, shareholders, members, partners, agents and Affiliates (each, a “Shareholder Indemnitee” for purposes of this Section 2.8(b)), against all Losses insofar as such Losses arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Offering Documents (or any document incorporated by reference therein) or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in the light of circumstances in which they were made not misleading, if such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with information furnished to the Company in a writing duly executed by such Shareholder or seller of Registrable Common Stock specifically stating that it is expressly for use therein; provided, however, that the liability of such indemnifying party under this Section shall be limited to the amount of the net proceeds (after giving effect to underwriting discounts and commissions) received by such indemnifying party in the sale of Registrable Common Stock giving rise to such liability. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Shareholder Indemnitee and shall survive the transfer of such securities by such indemnifying party.

     (c) Notices of Losses, etc. Promptly after receipt by an indemnified party of written notice of the commencement of any action or proceeding involving a Loss referred to in the preceding subsections of this Section, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subsections of this Section except to the extent that the indemnifying party is materially and actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, the indemnifying party shall be entitled to participate in and, unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such Loss, to assume and control the defense thereof, in each case at its own expense, jointly with any other indemnifying party similarly notified, to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after its assumption of the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation, unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties arises in respect of such claim after the assumption of the defense thereof. No indemnifying party shall be liable for any settlement of any such action or proceeding effected without its written consent, which shall not be unreasonably withheld. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such Loss or which requires action on the part of such indemnified party or otherwise subjects the indemnified party to any obligation or restriction to which it would not otherwise be subject.

     (d) Contribution. If the indemnification provided for in this Section shall for any reason be unavailable to an indemnified party under subsection (a) or (b) of this Section in respect of any Loss, then, in lieu of the amount paid or payable under subsection (a) or (b) of this Section the indemnified party and the indemnifying party under subsection (a) or (b) of this Section shall contribute to the aggregate Losses (including legal or other expenses reasonably incurred in connection with investigating the same) (i) in such proportion as is appropriate to reflect the relative fault of the Company and the prospective sellers of Registrable Common Stock covered by the registration statement which resulted in such Loss or action in respect thereof, with respect to the statements, omissions or action which resulted in such Loss or action in respect thereof, as well as any other relevant equitable considerations, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as shall be appropriate to reflect the relative benefits received by the Company, on the one hand, and such prospective sellers, on the other hand, from their sale of Registrable Common Stock; provided that, for purposes of this clause (ii), the relative benefits received by the prospective sellers shall be deemed not to exceed the amount received by such sellers. No Person guilty of fraudulent misrepresentation (within the meaning of Section 10(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The obligations, if any, of the selling holders of Registrable Common Stock to contribute as provided in this subsection (d) are several in proportion to the relative value of their respective Registrable Common Stock covered by such registration statement and not joint. In addition, no Person shall be obligated to contribute hereunder any amounts in payment for any settlement of any action or Loss effected without such Person’s consent.

     (e) Other Indemnification. The Company shall, in connection with any registration statement filed by the Company pursuant to Section 2.1(a), 2.1(g) or 2.2, and each Shareholder who has registered for sale Registrable Common Stock shall, with respect to any required registration or other qualification of securities under any federal or state law or regulation of any Governmental Authority other than the Securities Act, indemnify Shareholder Indemnitees and Company Indemnitees, respectively, against Losses, or, to the extent that indemnification shall be unavailable to a Shareholder Indemnitee or Company Indemnitee, contribute to the aggregate Losses of such Shareholder Indemnitee or Company Indemnitee in a manner similar to that specified in the preceding subsections of this Section (with appropriate modifications).

     (f) Indemnification Payments. The indemnification and contribution required by this Section 2.8 shall be made by periodic payments of the amount thereof during the course of any investigation or defense, as and when any Loss is incurred and is due and payable.

     2.9 Registration Rights to Others.

     If the Company shall at any time hereafter provide to any holder of any securities of the Company rights with respect to the registration of such securities under the Securities Act, such rights shall not be in conflict with or adversely affect any of the rights provided to the holders of Registrable Common Stock in, or conflict (in a manner that adversely affects holders of Registrable Common Stock) with any other provisions included in, this Agreement. To the extent the Company provides any right to others that are more favorable than those provided for herein, the Company shall be required to make appropriate modifications to this Agreement to ensure that each Shareholder (for so long as such Shareholder, together with its Affiliates, owns Registrable Common Stock will have the benefit of terms that are at least as favorable as those provided to such other persons.

     2.10 Adjustments Affecting Registrable Common Stock.

     Without the written consent of General Atlantic, the Company shall not effect or permit to occur any combination, subdivision or reclassification of Registrable Common Stock that would materially adversely affect the ability of the Shareholders to include such Registrable Common Stock in any registration of its securities under the Securities Act contemplated by this Agreement or the marketability of such Registrable Common Stock under any such registration or other offering.

     2.11 Rule 144 and Rule 144A.

     The Company shall take all actions reasonably necessary to enable Shareholders to sell Registrable Common Stock without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, (b) Rule 144A under the Securities Act, as such Rule may be amended from time to time, or (c) any similar rules or regulations hereafter adopted by the Commission, including, without limiting the generality of the foregoing, filing on a timely basis all reports required to be filed under the Exchange Act. Upon the written request of any Shareholder, the Company shall deliver to such Shareholder a written statement as to whether it has complied with such requirements.

     2.12 Nominees for Beneficial Owners.

     In the event that any Registrable Common Stock is held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election in writing delivered to the Company, be treated as the Shareholder of such Registrable Common Stock for purposes of any request or other action by any Shareholder or Shareholders pursuant to this Agreement or any determination of the number or percentage of shares of Registrable Common Stock held by any Shareholder or Shareholders contemplated by this Agreement. If the beneficial owner of any Registrable Common Stock so elects, the Company may require assurances reasonably satisfactory to it of such owner’s beneficial ownership of such Registrable Common Stock.

     2.13 Calculation of Percentage or Number of Shares of Registrable Common Stock.

     For purposes of this Agreement, all references to a percentage or number of shares of Registrable Common Stock or Common Stock shall be calculated based upon the number of shares of Registrable Common Stock or Common Stock, as the case may be, outstanding at the time such calculation is made and shall exclude any Registrable Common Stock or Common Stock, as the case may be, owned by the Company or any Subsidiary of the Company. For the purposes of calculating any percentage or number of shares of Registrable Common Stock or Common Stock as contemplated by the previous sentence, the terms “Shareholder” and “General Atlantic” shall include all Affiliates thereof owning any shares of Registrable Common Stock or Common Stock.

     2.14 Termination of Registration Rights.

     The Company’s obligations under Sections 2.1 and 2.2 hereof to register Common Stock for sale under the Securities Act with respect to any Shareholder shall terminate on the first date on which no shares of Registrable Common Stock are held by such Shareholder.

ARTICLE III

MISCELLANEOUS

     3.1 Injunctive Relief.

     The Shareholders and the Company acknowledge and agree that a violation of any of the terms of this Agreement will cause the Shareholders irreparable injury for which adequate remedy at law is not available. Accordingly, it is agreed that each of the Company and the Shareholders shall be entitled to an injunction, restraining order or other equitable relief to prevent breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof in any court of competent jurisdiction in the United States or any state thereof, in addition to any other remedy to which it may be entitled at law or equity.

     3.2 Amendments; Entire Agreement.

     This Agreement may be amended and the Company may take action herein prohibited, or omit to perform any act herein required to be performed by it, if, but only if, the Company has obtained the written consent General Atlantic. This Agreement constitutes the entire agreement and supersedes the General Atlantic Stock Purchase Agreement and all other prior agreements and understandings, both written and oral, among some or all of the parties with respect to the subject matter hereof.

     3.3 Severability.

     Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     3.4 Successors, Assigns and Transferees.

     The provisions of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors, each of which successors shall agree in a writing in form and substance reasonably satisfactory to the Company to become a party hereto and be bound to the same extent as the parties hereto hereby. This Agreement, and any and all rights, duties and obligations of General Atlantic hereunder may be assigned transferred by General Atlantic to any Person in connection with a sale or transfer of Registrable Common Stock to such Person, which assignment or transfer shall only be effective upon receipt by the Company of a writing in form and substance reasonably satisfactory to the Company evidencing such Person’s agreement to become a party hereto and be bound to the same extent as the parties hereto hereby, in which case, this Agreement shall be assigned to, and may be enforced by, such transferee of Registrable Common Stock, and such transferee shall thereupon have all of the rights and obligations of its transferor hereunder. Any purported assignment or transfer in violation of this provision shall be null and void ab initio.

     3.5 Notices.

     All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or two Business Days after being delivered to a recognized courier (whose stated terms of delivery are two Business Days or less to the destination of such notice), or, in the case of telecopy notice, when received, addressed as set forth on Schedule A hereto to the parties hereto, or to such other address as may be hereafter notified by the respective parties hereto.

     3.6 Counterparts.

     This Agreement may be executed in two or more counterparts, and by different parties on separate counterparts each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

     3.7 Governing Law; Consent to Jurisdiction.

     This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York applicable to contracts made and to be performed therein. The parties hereto irrevocably submit to the exclusive jurisdiction of any state or federal court sitting in the County of New York, in the State of New York over any action or proceeding arising out of or relating to this Agreement or the transaction contemplated hereby to the fullest extent they may effectively do so under applicable law, the parties hereto irrevocably waive and agree not to assert, by way of motion, as a defense or otherwise, (a) any claim that they are not subject to the jurisdiction of any such court, (b) any objection that they may now or hereafter have to the laying of the venue of any such action or proceeding brought in any such court and (c) any claim that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

     3.8 Waiver of July Trial.

     Each party acknowledges and agrees that any controversy which may arise under this Agreement is likely to involve complicated and difficult issues and, therefore, each such party irrevocably and unconditionally waives any right it may have to a trail by jury in respect of any action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

[remainder of this page intentionally left blank; signature pages follow]

     IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

COMPANY:
NET 1 UEPS TECHNOLOGIES, INC.
By: /s/ Serge C.P. Belamant
Name:	Dr. Serge C.P. Belamant
Title:	Chairman and Chief Executive Officer
SHAREHOLDERS:
GENERAL ATLANTIC PARTNERS 80, L.P.
By: GENERAL ATLANTIC LLC, its General
Partner
By: /s/ Matthew Nimetz
Name:	Matthew Nimetz
Title:	Managing Director
GENERAL ATLANTIC PARTNERS 82, L.P.
By: GENERAL ATLANTIC LLC, its General
Partner
By: /s/ Matthew Nimetz
Name:	Matthew Nimetz
Title:	Managing Director
GAPSTAR, LLC
By: /s/ Matthew Nimetz
Name:	Matthew Nimetz
Title:	Vice President
GAP COINVESTMENTS III, LLC
By: /s/ Matthew Nimetz
Name:	Matthew Nimetz
Title:	A Managing Member

GAP COINVESTMENTS IV, LLC

By: /s/ Matthew Nimetz
Name:	Matthew Nimetz
Title:	A Managing Member

GAPCO GMBH & CO. KG

By: GAPCO MANAGEMENT GMBH,
its General Partner

By: /s/ Matthew Nimetz
Name:	Matthew Nimetz
Title:	Managing Director

SCHEDULE A

NOTICES

if to General Atlantic, to:

c/o General Atlantic Service Company, LLC
3 Pickwick Plaza
Greenwich, CT 06830
Facsimile:	+1 203 622 8818
Attention:	Matthew Nimetz, Esq.
David A. Rosenstein, Esq.

with a copy to:

Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, NY 10019-6064
Facsimile:	+1 212 757 3990
Attention:	Tarun M. Stewart, Esq.

if to the Company, to:

Net 1 UEPS Technologies, Inc.
President Place, 4th Floor
Cnr. Jan Smuts Avenue and Bolton Road
Rosebank
Johannesburg
South Africa
Facsimile:	+27 11 880 7080
Attention:	Dr. Serge C.P. Belamant

with a copy to:

DLA Piper LLP (US)
1251 Avenue of the Americas
New York, NY 10020-1104
Facsimile:	+1 212 835 6001
Attention:	Marjorie Sybul Adams, Esq.